                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Virginia Capital Bancshares, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                       Virginia Capital Bancshares, Inc.
                               400 George Street
                        Fredericksburg, Virginia 22404
                                (540) 899-5500


                                                                    May 20, 1999

Fellow Shareholders:

     You are cordially invited to attend the 1999 annual meeting of shareholders (the "Annual Meeting") of Virginia Capital Bancshares, Inc. (the "Company"), the holding company for Fredericksburg Savings Bank (the "Bank"), Fredericksburg, Virginia, which will be held on June 25, 1999 at 10:00 a.m., Eastern Time, at the Sheraton Inn, 2801 Plank Road (I-95 and Route 3), Fredericksburg, Virginia.

     The attached Notice of the Annual Meeting and the Proxy Statement describe the business to be transacted at the Annual Meeting. Directors and Officers of the Company as well as a representative of KPMG LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

     The Board of Directors of the Company has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote "FOR" each of the nominees as directors specified under Proposal 1, "FOR" approval of the Virginia Capital Bancshares, Inc., 1999 Stock-Based Incentive Plan (the "Plan") as specified under Proposal 2, and that you vote "FOR" the ratification of independent auditors as specified under Proposal 3.

     Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the Annual Meeting.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                              Sincerely yours,

                              /s/ Samuel C. Harding, Jr.
                              --------------------------------
                              Samuel C. Harding, Jr.
                              President

                       Virginia Capital Bancshares, Inc.
                               400 George Street
                        Fredericksburg, Virginia 22404
                      __________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on June 25, 1999
                      __________________________________


     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Virginia Capital Bancshares, Inc. (the "Company"), the holding company for Fredericksburg Savings Bank (the "Bank"), will be held on June 25, 1999 at 10:00 a.m., Eastern Time, at the Sheraton Inn, 2801 Plank Road (I-95 and Route 3), Fredericksburg, Virginia.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1.   The election of three directors to a three-year term of office;
     2. The approval of the Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan;
     3. The ratification of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 1999; and
     4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established May 6, 1999 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Virginia Capital Bancshares, Inc., 400 George Street, Fredericksburg, Virginia 22404, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                              By Order of the Board of Directors

                              /s/ Peggy J. Newman
                              ------------------------------
                              Peggy J. Newman
                              Corporate Secretary

Fredericksburg, Virginia
May 20, 1999

                       VIRGINIA CAPITAL BANCSHARES, INC.
                            _______________________

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 June 25, 1999
                            _______________________


Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to shareholders of Virginia Capital Bancshares, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders (the "Annual Meeting"), to be held on June 25, 1999, at 10:00 a.m., Eastern Time, at the Sheraton Inn, 2801 Plank Road (I-95 and Route 3), Fredericksburg, Virginia, and at any adjournments thereof. The 1999 Annual Report to Stockholders, including the consolidated financial statements of the Company for the fiscal year ended December 31, 1998, accompanies this Proxy Statement which is first being mailed to record holders on or about May 20, 1999.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted by the Board of Directors in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominees for director named in this Proxy Statement, "FOR" the approval of the Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan (the "Incentive Plan"), and "FOR" the ratification of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

     Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $5,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Fredericksburg Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

     The close of business on May 6, 1999, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 11,404,800 shares.

     As provided in the Company's Articles of Incorporation, for voting purposes, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit and are not treated as outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Articles of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Articles of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors (Proposal 1), the proxy card being provided by the Board of Directors enables you to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Virginia law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the proposed approval of the Incentive Plan (Proposal 2), submitted for shareholder action, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item.

     As to the ratification of KPMG LLP as independent auditors of the Company (Proposal 3) and all other matters that may properly come before the Annual Meeting, by checking the appropriate box on the proxy card, you may (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item.

     Under the Company's Bylaws and Virginia law, an affirmative vote of the holders of a majority of the votes cast at the Annual Meeting on Proposal 2 and Proposal 3 is required to constitute shareholder approval of each such Proposal. Shares underlying broker non-votes or in excess of the Limit will not be counted as votes cast and will have no effect on the vote. For further information on the vote required to implement Proposal 2 during the first year following the conversion from mutual to stock form of the Company's subsidiary, the Bank, which was completed on December 23, 1998 (the "Conversion"), see the discussion under Proposal 2 herein. For purposes of the rules and regulations of the Securities and Exchange Commission ("SEC"), shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 2 have the effect of a vote against Proposal 2.

     Proxies solicited hereby are to be returned to the Company's transfer agent, Registrar and Transfer Company ("RTC"). The Board of Directors has designated RTC to act as the inspector of election and tabulate the votes at the Annual Meeting. RTC is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the SEC, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.


                                     Name and Address of                 Number              Percent of
      Title of Class                   Beneficial Owner                 of Shares              Class
----------------------------    -------------------------------     -----------------      -------------
Common Stock                    Fredericksburg Savings Bank                912,384(1)                8.0%
                                Employee Stock Ownership Plan
                                and Trust (the "ESOP")
                                400 George Street
                                Fredericksburg, Virginia 22404

Common Stock                    Fredericksburg Savings                     844,800(2)                7.4%
                                Charitable Foundation (the
                                "Foundation")
                                400 George Street
                                Fredericksburg, Virginia
                                22404

_____________________________
(1) Shares of Common Stock were acquired by the ESOP in the Bank's Conversion. The trustee for the ESOP (the "ESOP Trustee"), subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of the Record Date, 11,404 shares had been allocated under the ESOP. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(2) The Foundation was established and funded by the Company in connection with the Bank's Conversion with an amount of the Company's Common Stock equal to 7.4% of the total amount of Common Stock issued in the Conversion. The Foundation is a Delaware non-stock corporation and is dedicated to the promotion of charitable purposes within the communities in which the Bank operates. The Foundation is governed by a board of directors with five members, four of whom are directors or officers of the Company or the Bank. The fifth is an individual from the Bank's local community. Pursuant to the terms of the contribution of Common Stock, as mandated by the Office of Thrift Supervision ("OTS"), all shares of Common Stock held by the Foundation must be voted in the same ratio as all other shares of the Company's Common Stock on all proposals considered by shareholders of the Company.


Interest of Certain Persons in Matters to be Acted Upon

     After obtaining shareholder approval, the Company and the Bank intend to grant directors, officers and employees of the Bank and the Company, stock options and awards in the form of shares of Common Stock under the Incentive Plan being presented for approval in Proposal 2.

                PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
                      PROPOSAL 1.  ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of nine directors and is divided into three classes. Each of the nine members of the Board of Directors also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The three nominees proposed for election at the Annual Meeting are Ronald
G. Beck, William M. Anderson, Jr. and Ernest N. Donahoe, Jr. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card will be voted "FOR" the election of all nominees proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to Nominees, Continuing Directors and Certain Executive Officers

     The following table sets forth, as of the Record Date, the names of nominees and continuing directors and the Named Executive Officers (as defined below), their ages, a brief description of their recent business experience, including present occupations and employment, the year in which each became a director of the Bank and the year in which their terms (or, in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and all directors and executive officers as a group as of the Record Date.

                                                                                                  Amount and
                                                                                                  Nature of         Ownership
 Name and Principal Occupation at                          Director      Expiration of Term       Beneficial       as a Percent
 Present and for Past Five Years                Age        Since(1)         as a Director       Ownership(2)(3)     of Class(4)
----------------------------------            -------    ------------  ---------------------  ------------------  --------------
NOMINEES

Ronald G. Beck                                    62          1988              2002                 30,000               *
  Vice Chairman of the Board;
   President of Clayborne C. Beck
   & Sons, a furniture grade lumber company

William M. Anderson, Jr.                          56          1988              2002                      -               -
  President of Mary Washington
   College, Fredericksburg, Virginia

Ernest N. Donahoe, Jr.                            61          1982              2002                 10,000               *
  Engineer and partner with
   Sullivan, Donahoe & Ingalls,
   P.C. since 1968

                                                                                                  Amount and
                                                                                                  Nature of         Ownership
 Name and Principal Occupation at                          Director      Expiration of Term       Beneficial       as a Percent
 Present and for Past Five Years                Age        Since(1)         as a Director       Ownership(2)(3)     of Class(4)
----------------------------------            -------    ------------  ---------------------  ------------------  --------------
CONTINUING DIRECTORS

Samuel C. Harding, Jr.                            57          1987              2000                 30,800               *
   President of the Company and the Bank

O'Conor Ashby                                     51          1992              2000                 10,000               *
   Partner in the law firm of
   Willis & Ashby.  Currently on
   the Board of Directors of
   Medicorp Services, Inc.

Charles S. Rowe                                   73          1956              2000                 30,000               *
   Retired Editor and co-publisher
   of Free Lance-Star,
   Fredericksburg, Virginia.
   Former director of the Associated Press

H. Smith McKann                                   84          1955              2001                 30,000               *
   Chairman of the Board.
   President and owner of General
   Products Company

Peggy J. Newman                                   58          1988              2001                 30,000               *
   Executive Vice President,
   Secretary and Treasurer of the
   Company and the Bank

DuVal Q. Hicks, Jr.                               78          1958              2001                 30,000               *
   Retired attorney, formerly with
   Hicks, Baker and Peterson

All directors and executive
officers as a group (9 persons)..........         --           --                --                 200,800             1.76%

__________________
* Does not exceed 1.0% of the Company's voting securities.

(1) Includes years of service as a director of the Bank. All Directors of the Company were appointed in 1998, the first year of its incorporation.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family members) voting or dispositive power as to shares reported.

(3) Does not include any options and awards under the Incentive Plan, which is subject to shareholder approval, as no allocations have been made under the Incentive Plan. For a discussion of the options and awards that may be granted under the Incentive Plan, see Proposal 2.

(4) As of the Record Date, there were 11,404,800 shares of Common Stock outstanding.


Meetings of the Board of Directors and Committees of the Board of Directors

     The Board of Directors of the Company and the Board of Directors of the Bank conduct business through meetings of the Board of Directors and through activities of their committees. The Board of Directors of the Company and Bank generally meet on a monthly basis and may have additional meetings as needed. During the fiscal year ended December 31, 1998, the Board of Directors of the Company, which was formed on September 4, 1998, held eight (8) meetings primarily related to organizational and other matters in connection with the formation of the Company and the acquisition of the Bank through the Conversion. The Board of Directors of the Bank held twenty-five (25) meetings during fiscal 1998. All of the directors of the Company and Bank attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during the fiscal year ended December 31, 1998. The Board of Directors of the Company and Bank maintain committees, the nature and composition of which are described below:

     Audit Committee. The Audit Committees of the Company and the Bank consists of Messrs. Anderson, Rowe, Ashby, and Harding. This committee generally meets on a semi-annual basis and is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. Due to the timing of the Conversion, the Audit Committee of the Company did not meet in fiscal 1998; the Audit Committee of the Bank met one (1) time during fiscal 1998.

     Nominating Committee. The Company's Nominating Committee for the 1999 Annual Meeting consists of Messrs. McKann, Harding and Ashby. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Articles of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at a Special or Annual Meeting." The Company's nominating committee did not meet in fiscal 1998 due to the timing of the Company's organization and met one (1) time during fiscal 1999.

     Compensation Committee. The Compensation Committees of the Company and the Bank consists of Messrs. Harding, Beck, Hicks and Donahoe and Ms. Newman. Such committees are responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Bank and meet on an as needed basis. The Compensation Committees of the Company did not meet in fiscal 1998 due to the timing of the Company's organization and the Compensation Committee of the Bank met two (2) times in fiscal 1998.

Directors' Compensation

     Directors' Fees. Directors of the Company do not receive any fees or retainer for serving on the Company's Board of Directors. All directors of the Bank receive a monthly fee of $2,000 for the two regularly scheduled monthly meetings attended. Additionally Messrs. Beck and Donohoe receive $400 per month for Loan Committee meetings attended.

     Incentive Plan. The Company is presenting the Incentive Plan to shareholders for approval, under which all directors of the Company and the Bank are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

Executive Compensation

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's President and certain other executive officers of the Company for the fiscal year ended December 31, 1998. Because the Company had no significant assets, liabilities or operations until December 23, 1998, the following discussion addresses compensation information relating to the President and executive officers of the Bank for fiscal 1998 and sets forth the joint report of the Compensation Committees of the Company and the Bank (collectively the "Compensation Committee"). The disclosure requirements for the President and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     General Policy. The Compensation Committee has the responsibility to recommend to the Board of Directors the amount and composition of compensation paid to the executive officers. The Board of Directors has the responsibility to review the report of the Compensation Committee and act on its recommendations. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if it deems appropriate.

     In preparing its analysis with respect to comparative compensation data, the Compensation Committee considers characteristics of peer institutions such as asset size, earnings, corporate structure and geographic location. With respect to analyzing comparative data for individual executive officers at peer institutions, the Compensation Committee considers the scope and similarity of officer positions, experience and the complexity of individual officer responsibilities.

     Compensation Committee Considerations for Fiscal 1998. Compensation for executive officers is generally composed of salary, bonus, participation in various employee benefit plans, such as the employee stock ownership plan, the 401(k) plan and the pension plan sponsored by the Bank. Executive officers may also participate in the non-qualified deferred compensation plan sponsored by the Bank upon designation by the Board of Directors. The benefits provided under the employee stock ownership plan, 401(k) plan, pension plan, and non-qualified deferred compensation plan are determined based on the executive's compensation and years of service with the Bank.

     Compensation of the President. The President's compensation was determined by the overall qualitative performance of the President in managing the Bank during fiscal 1998 (including his efforts related to the Bank's conversion). The compensation of the President was not determined for fiscal 1998 using any specific formula nor did his compensation relate specifically to corporate performance. The Board of Directors approved the recommendations made by the Compensation Committee regarding the President's compensation.

             The Compensation Committee of the Board of Directors
                          of the Company and the Bank

          Samuel C. Harding, Jr.                  Ronald G. Beck

          Peggy J. Newman                         Ernest N. Donahoe, Jr.

          DuVal Q. Hicks, Jr.

     Stock Performance Graph. The following graph shows a comparison of total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies on the Nasdaq National Market and the SNL Thrift Index for the period beginning on December 24, 1998, the day the Company's Common Stock began trading, through December 31, 1998. The graph was derived from a limited period of time and, as a result, may not be indicative of possible future performance of the Company's Common Stock.

       Comparison of Total Returns of Virginia Capital Bancshares, Inc.
        Common Stock, All Nasdaq U.S. Stocks and SNL Thrift Index



                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------

                                          Summary

                                    12/24/98  12/28/98    12/29/98    12/30/98   12/31/98
                                    --------  --------    --------    --------   --------
                                     100.00    100.49       101.46     100.97     104.85
Virginia Capital Bancshares,
Inc.
SNL Thrift Index                     100.00    100.19       101.09     103.54     104.71
NASDAQ Market Index                  100.00    100.72       100.76     100.12     101.41

Notes:
   A. The lines represent annual index levels derived from compounded daily returns that include all dividends.
   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
   D.  The index level for all series was set to $100.00 on 12/24/98.

------------------------------------------------------------------------------

     Summary Compensation Table. The following table sets forth the cash compensation paid by the Company for services rendered in all capacities during the year ended December 31, 1998 to executive officers of the Company who received salary and bonus in excess of $100,000 ("Named Executive Officers").


                                                            Annual Compensation(1)
                                                      ----------------------------------
                                                                              Other
                                                                              Annual           All Other
Name and                                              Salary      Bonus     Compensation     Compensation
Principal Positions                           Year     ($)         ($)         ($)(2)           ($)(3)
-------------------                           ----    ------      -----     ------------     ------------
Samuel C. Harding, Jr.............            1998    $218,775    $25,000         --            $45,515
 President (principal
 executive officer)

Peggy J. Newman...................            1998    $213,525    $25,000         --            $52,959
 Executive Vice President,
 Secretary and Treasurer
 (principal financial officer)

____________________________
(1) Under Annual Compensation, the column titled "Salary" includes directors' fees for Mr. Harding and Ms. Newman.
(2) For 1998, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock. For 1998, the Company had no restricted stock or stock related plans in existence.
(3) Includes deferred compensation of $30,663 and $38,107 for Mr. Harding and Ms. Newman, respectively under the Management Security Plan. Also includes matching contributions of $4,497 and $4,497 to the accounts of Mr. Harding and Ms. Newman, respectively, under the Bank's 401(k) Plan. For fiscal 1998, Mr. Harding and Ms. Newman were allocated 767 and 767 shares of Common Stock, respectively, pursuant to the ESOP. Dollar amounts reflect market value ($13.50 per share) as of December 31, 1998.


Employment Agreements

      The Bank and the Company entered into employment agreements (collectively, the "Employment Agreements" with Mr. Harding and Ms. Newman (individually, the "Executive"). The Employment Agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of both Mr. Harding and Ms. Newman.

      The Employment Agreements provide for a three-year term for each Executive. The Bank Employment Agreements provide that, commencing on the first anniversary date of the agreement and continuing each anniversary date thereafter, the Board of Directors of the Bank may extend each of the agreements for an additional year so that the remaining term shall be three years unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company Employment Agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company. The Bank and the Company Employment Agreements provide that the Executive's base salary will be reviewed annually. The base salaries, which will be effective for such Employment Agreements for Mr. Harding and Ms. Newman will be $194,775 and $189,525, respectively. In addition to the base salary, the Employment Agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing certain fringe benefits available to similarly situated executive personnel. The Employment Agreements provide for termination by the Bank or the Company for cause (as described in the agreements) at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon (i) the failure to re-elect the Executive to his/her current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the Employment Agreements by the Bank or the Company; the Executive or, in the event of death, the Executive's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to the Executive during the remaining term of the Employment Agreements. In addition, the Executive would receive a payment attributable to the contributions that would have been made on the Executive=s behalf to any employee benefit plans of the Bank or the Company during the remaining term of the Employment Agreements, together with the value of certain stock-based incentives previously awarded to the Executive. The Bank and the Company would also continue and pay for the Executive's life and disability coverage for the remaining term of the Employment Agreement, as well as provide medical and hospitalization coverage until the Executive at least attains eligible Medicare age. Upon any termination of the Executive, the Executive is subject to a covenant not to compete with the Company or the Bank for one year.

     Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary would be entitled to a severance payment generally equal to the greater of: (i) the payments due for the remaining terms of the agreement, including the value of certain stock-based incentives previously awarded to the Executive; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months (except medical and hospitalization would be provided at least until the Executive attains eligible Medicare age). Notwithstanding that both Employment Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. In the event of a change in control of the Bank or the Company, the total amount of payments due under the Agreements, based solely on the base salaries paid to Mr. Harding and Ms. Newman and excluding any benefits under any employee benefit plan which may be payable, would equal approximately $1.2 million.

     Payments to the Executive under the Bank Employment Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company Employment Agreements would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Virginia law, respectively.

     Pension Plan. The Bank maintains a tax-qualified defined benefit pension plan for its employees (the "Pension Plan"). Eligible employees begin participating in the Pension Plan following the completion of one year of service (as described in the Plan) and attainment of the age 21. A participant in the Pension Plan generally becomes vested in his accrued benefit under the plan upon completing five years of service. Participants also become 100% vested in their accrual benefit under the Pension Plan upon incurring a disability (as described in the plan) and upon the attainment of their "normal retirement age" (as described in the Plan). The Pension Plan is funded solely through contributions made by the Bank.

     A participant's accrued benefit under the Pension Plan is actuarially determined based on his or her years of service with the Bank and his or her average monthly compensation (as described in the Plan), including average monthly compensation in excess of an integration to the Social Security Taxable Wage Base.

     The table below reflects the annual pension benefit payable to a participant in the Pension Plan, assuming various levels of "Average Monthly Compensation" (as defined in the Pension Plan) and years of service credited as of the participant's normal retirement age. As of December 31, 1998, Mr. Harding and Ms. Newman had 26 and 33 years of service with the Bank, respectively, for purposes of the Pension Plan.

                                    Years of Credited Service
                     ----------------------------------------------------
        Average
        Annual
        Earnings(1)     15         20          25         30         35
        ----------   --------    --------   --------   --------   --------
        $ 50,000       $ 19,833    $ 26,444   $ 33,055   $ 33,055   $ 33,055
        $ 75,000       $ 31,271    $ 41,694   $ 52,118   $ 52,118   $ 52,118
        $100,000       $ 42,708    $ 56,944   $ 71,180   $ 71,180   $ 71,180
        $125,000       $ 54,146    $ 72,194   $ 90,243   $ 90,243   $ 90,243
        $150,000       $ 65,583    $ 87,444   $109,305   $109,305   $109,305
        $175,000       $ 77,021    $102,694   $128,368   $128,368   $128,368
        $200,000       $ 88,458    $117,944   $147,430   $147,430   $147,430
        $250,000       $111,333    $148,444   $185,555   $185,555   $185,555
        $300,000       $134,208    $178,944   $223,680   $223,680   $223,680
        $350,000       $157,083    $209,444   $261,805   $261,805   $261,805
        $400,000       $179,958    $239,944   $299,930   $299,930   $299,930

_______________________
(1) Code Section 401(a)(17) limits the amount of compensation the Bank may consider in computing benefits under the Pension Plan to $150,000, effective with respect to the Pension Plan for plan years beginning on or after January 1, 1994, as periodically adjusted ($160,000 for 1998).

     Supplemental Executive Retirement Plan. The Code limits the amount of compensation the Bank may consider in providing benefits under its tax-qualified retirement plans, such as the 401(k) Plan, the Pension Plan and the ESOP. The Code further limits the amount of benefit accruals and annual contributions under such plans on behalf of any employee. The Bank has previously taken action to separately provide benefits to Mr. Harding and Ms. Newman that would have accrued under the Pension Plan but for the limitation on compensation the Bank may consider under the Pension Plan less benefits that actually accrue under the Pension Plan for the benefit of Mr. Harding and Ms. Newman. Upon Conversion, the Bank also intends to provide for similar benefits with respect to the 401(k) Plan and ESOP, as well as benefits otherwise limited by other provisions of the Code or the terms of the ESOP loan.

     To provide for such benefits, the Bank implemented a non-qualified deferred compensation arrangement known as a "Supplemental Executive Retirement Plan" ("SERP"). The SERP will generally provide benefits to eligible individuals (designated by the Board of Directors of the Bank or its affiliates) that cannot be provided under the Pension Plan, 401(k) Plan and/or ESOP as a result of the limitations imposed by the Code, but that would have been provided under the Pension Plan, 401(k) Plan and/or ESOP but for such limitations. In addition to providing for benefits lost under tax-qualified plans as a result of limitations imposed by the Code, the SERP will also make up lost ESOP benefits to designated individuals who retire, who terminate employment in connection with a change in control, or whose participation in the

ESOP ends due to termination of the ESOP in connection with a change in control (regardless of whether the individual terminates employment) prior to the complete scheduled repayment of the ESOP loan. Generally, upon the retirement of an eligible individual or upon a change in control of the Bank or the Company prior to complete repayment of the ESOP Loan, the SERP will provide the individual with a benefit equal to what the individual would have received under the ESOP had he remained employed throughout the term of the ESOP or had the ESOP not been terminated prior to the scheduled repayment of the ESOP loan less the benefits actually provided under the ESOP on behalf of such individual. An individual's benefits under the SERP will generally become payable upon the participant's retirement (in accordance with the standard retirement policies of the Bank), upon the change in control of the Bank or the Company or as determined under the applicable tax-qualified retirement plans sponsored by the Bank.

     The Bank may establish a grantor trust in connection with the SERP to satisfy the obligations of the Bank with respect to the SERP. The assets of the grantor trust would remain subject to the claims of the Bank's general creditors in the event of the Bank's insolvency until paid to the individual pursuant to the terms of the SERP.

     Management Security Plan. The Bank sponsors a non-tax qualified deferred compensation arrangement for approximately ten employees, including Mr. Harding and Ms. Newman, known as the Fredericksburg Savings and Loan Association, F.A. Management Security Plan (the "Management Security Plan"). The Management Security Plan generally provides a payment to each covered individual upon his or her death, disability, retirement, or termination of employment after five or more years of service. Benefits under the Management Security Plan are based on a flat dollar amount (specified for each individual in a separate "Benefit Agreement") multiplied by the individual's years of service with the Bank. Participants become fully vested in benefits under the Management Security Plan after the completion of five years of service with the Bank. The annual benefits for Mr. Harding and Ms. Newman are $3,685 and $4,000, respectively, multiplied by each individual's respective years of service with the Bank. As of December 31, 1998, Mr. Harding and Ms. Newman had completed 27 and 33 years of service, respectively.

Transactions With Certain Related Persons

     All loans made by the Bank to its officers and directors are currently made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. Prior to the Financial Institution Reform, Recovery and Enforcement Act ("FIRREA"), the Bank made loans to its executive officers and Directors which were secured by their primary residences. The rates of interest charged by the Bank on such loans were the Bank's cost of funds. Pursuant to FIRREA, in 1989, the Bank discontinued its practice of making such preferential loans to its officers and Directors. However, all such pre-FIRREA preferential loans were "grandfathered" under FIRREA. Under current federal law, the Bank could offer loans to executive officers with preferential terms not available to the public, but available to all full time employees. The Bank has no current intention of offering such loans to executive officers. As of December 31, 1998, the Bank had $573,000 of loans to executive officers or Directors all of which had balances of less than $60,000 as of December 31, 1998 or were made by the Bank in the ordinary course of business with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features. Loans made to a Director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

Other Transactions With Affiliates

     The Bank utilizes the services of the law firm of Willis & Ashby, of which Mr. Ashby, a director of the Bank and the Company, is a member, for a variety of legal work relating to the ordinary course of the Bank's business. For the year ended December 31, 1998, the Bank paid to Willis & Ashby a retainer of $12,000 and fees of $26,400.


        PROPOSAL 2.  APPROVAL OF THE VIRGINIA CAPITAL BANCSHARES, INC.
                        1999 STOCK-BASED INCENTIVE PLAN

     The Board of Directors of the Company is presenting for shareholder approval the Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan (the "Incentive Plan"), in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") of the Company and any of its affiliates, including the Bank, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other shareholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan attached hereto as Appendix A.

General

     The Incentive Plan authorizes the granting of options to purchase Common Stock of the Company ("Options") and awards of shares of Common Stock ("Stock Awards") (collectively referred to as "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares of Common Stock reserved for Awards under the Incentive Plan is 1,596,672 shares, consisting of 1,140,480 shares reserved for Options and 456,192 shares reserved for Stock Awards. All employees and Outside Directors of the Company and its affiliates, including the Bank, are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee") consisting of members of the Company who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. If authorized but unissued shares are used to satisfy Stock Awards and the exercise of Options granted under the Incentive Plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing shareholders. The Company currently anticipates that it will establish a trust (the "Incentive Plan Trust"), under which the trustee will purchase, with contributions from the Company or the Bank, previously issued shares to fund the Company's obligation for Stock Awards. As of the date of this Proxy Statement, no Awards have been granted to under the Incentive Plan.

Types of Awards

     General. The Incentive Plan authorizes the grant of Awards in the form of:
(i) Options intended to qualify as incentive stock options under Section 422 of the Code (Options which afford certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) Options that do not so qualify (Options which do not afford the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options"; and (iii) grants of restricted shares of stock ("Stock

Awards"). Each type of Award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

     Options. Subject to the terms of the Incentive Plan and applicable regulation, the Committee has the authority to determine the amount of Options granted to any individual and the date or dates on which each Option shall become exercisable and any other conditions applicable to an Option. The exercise price of all Options shall be determined by the Committee but shall be at least 100% of the fair market value of the underlying Common Stock at the time of grant. The exercise price of any Option may be paid in cash, Common Stock, or any other form permitted by the Committee at its discretion. See "Alternate Option Payments." The term of Options shall be determined by the Committee, but in no event shall an Option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to Incentive Stock Options).

     All Options granted under the Incentive Plan to officers and employees may, at the discretion of the Committee, qualify as Incentive Stock Options to the extent permitted under Section 422 of the Code. Under certain circumstances, Incentive Stock Options, may be converted into Non-Statutory Stock Options. In order to qualify as Incentive Stock Options under Section 422 of the Code, the Option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the Common Stock on the date of grant, the term of the Option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant. Each Outside Director of the Company or its affiliates, as well as employees, will be eligible to receive Non-Statutory Stock Options.

     Unless otherwise determined by the Committee, upon termination of an optionee's services for any reason other than death, disability or termination for cause, all then exercisable Options shall remain exercisable for a period of time (three months in the case of termination from service in general, one year in the cases of death, disability, retirement or termination following a Change in Control) following termination and all unexercisable Options shall be canceled. In the event of the death or disability of an optionee, all unexercisable Options held by such optionee will become fully exercisable and remain exercisable for up to one year thereafter. In the event of termination for cause, all exercisable and unexercisable Options held by the optionee shall be canceled. In the event of the retirement of an optionee, the Committee shall, under certain circumstances set forth in the Incentive Plan and subject to applicable regulation, have the discretion to allow unexercisable Options to continue to vest or become exercisable in accordance with their original terms. In the event of termination subsequent to a change in control all unexercisable Options held by the optionee shall be cancelled.

     Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of options to officers and employees of the Company and its subsidiaries. However, the Financial Accounting Standards Board recently indicated that it would propose rules during 1999 that would generally require recognition of compensation expense with respect to awards made to non-employees, including non-employee directors of the Company, and that the proposed changes would apply to awards made after December 15, 1998 and not fully vested prior to October 1, 1999.

     Stock Awards. Subject to the terms of the Incentive Plan and applicable regulation, the Committee has the authority to determine the amounts of Stock Awards granted to any individual and the dates on which Stock Awards granted will vest or any other conditions which must be satisfied prior to vesting.

     Stock Award recipients any also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the Incentive Plan Trust. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Awards.

     Unless otherwise determined by the Committee, upon termination of the services of a holder of a Stock Award for any reason other than death, disability, retirement or termination for cause, all such holder's rights in unvested Stock Awards shall be canceled. In the event of the death or disability of the holder of the Stock Award, all unvested Stock Awards held by such individual will become fully vested. In the event of termination for cause of a holder of a Stock Award, all unvested Stock Awards held by such individual shall be canceled. In the event of retirement of the holder of a Stock Award, the Committee shall, under certain circumstances set forth in the Incentive Plan and subject to applicable regulation, have the discretion to determine that all unvested Stock Awards shall continue to vest in accordance with their original terms.

Tax Treatment

     Options. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the Option and two years after the date of grant of the Option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share Option exercise price and the fair market value of the Common Stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

     In the case of the exercise of a Non-Statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the Option in an amount equal to the aggregate amount by which the fair market value of the Common Stock exceeds the exercise price of the Option. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the Option will essentially be treated as the exercise of a Non-Statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes, subject to the limitations imposed by Code Section 162(m) (discussed below).

     Stock Awards. When shares of Common Stock, as Stock Awards, are distributed upon vesting, the recipient recognizes ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

Performance Awards

     General. The Incentive Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Award upon the achievement of performance targets or goals as set forth under the Incentive Plan. Any Award subject to such conditions or restrictions is considered to be a "Performance Award." Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Awards are granted, issued, retained and/or vested may be based on financial performance and/or personal performance evaluations, except that for any Performance Award that is intended by the Committee to satisfy the requirements for "performance based compensation" under Code Section 162(m), the performance criteria shall be a measure based on one or more Qualifying Performance Criteria (as defined below). Notwithstanding satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under a Performance Award may be adjusted by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. However, the Committee may not increase the amount earned upon satisfaction of any performance goal by any Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

     Qualifying Performance Criteria and Section 162(m) Limits. Subject to shareholder approval of the Plan, the Performance Criteria for any Performance Award that is intended to satisfy the requirements for "performance based compensation" under the Code Section 162(m) shall be based upon any one or more of the following Performance Criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the Committee under the terms of the Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on equity; return on assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

     Maximum Awards. The aggregate amount of Options granted under the Plan during any 60-month period to any one Participant may not exceed 25% of the total amount of options available to be granted under the Incentive Plan. The aggregate amount of shares of Common Stock issuable under a Stock Award granted under the Plan for any 60-month period to any one Participant may not exceed 25% of the total amount of Stock Awards available to be granted under the Incentive Plan.

Alternate Option Payments

     Subject to the terms of the Incentive Plan, the Committee has discretion to determine the form of payment for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee. Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the fair market value of the Common Stock on the date prior to the date of exercise.

Amendments

     Subject to certain restrictions contained in the Incentive Plan, the Board of Directors or Committee may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an Award without his or her permission and such amendment must comply with applicable law and regulation. Under federal regulations any stock-based benefit plan, such as the Incentive Plan, that is adopted by a converted savings institution within the first year after conversion may not provide for the granting of Awards which vest or become exercisable in installments at a rate greater than 20% per year and may not permit the acceleration of vesting or exercisability, except in the case of death or disability. The Board of Directors intends to amend the Incentive Plan, to provide for, among other things, the acceleration of vesting or exercisability of Awards upon the occurrence of a change in control of the Company or the Bank. It is intended that if the Company amends the Incentive Plan to provide for such accelerated vesting, such an amended plan would be submitted to shareholders for ratification.

Adjustments

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, the Committee may be required to obtain OTS approval prior to any such adjustment. All Awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

Nontransferability

     Unless determined otherwise by the Committee, Awards under the Incentive Plan shall not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a Non-Statutory Stock Option as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate as beneficiary of any Award to which the recipient would then be entitled, in the event of the death of the participant.

Stockholder Approval, Effective Date of Plan and Regulatory Compliance

     The Incentive Plan is subject to the regulations of the Office of Thrift Supervision ("OTS"). The OTS has not endorsed or approved the Incentive Plan.

     The Incentive Plan provides that it shall become effective upon the earlier of: (i) the date that it is approved by a majority of votes eligible to be cast by the Company's shareholders at a duly called meeting of shareholders; or (ii) December 23, 1999. Accordingly, if the Incentive Plan is not approved by a majority of the votes eligible to be cast by shareholders at the Annual Meeting, the Incentive Plan and any grants thereunder shall become effective on December 23, 1999 without further shareholder approval unless it is terminated by the Board of Directors. In the absence of the approval of the Incentive Plan by a majority of shares cast at the Annual Meeting, the Options granted under the Incentive Plan would not qualify as Incentive Stock Options under the Code and the Common Stock of the Company may no longer be eligible for listing on the Nasdaq National Market. Additionally, certain federal regulations may apply to the Incentive Plan with regard to the vesting or exercisability of Awards.

New Plan Benefits

     As of the date of this Proxy Statement, no determination had been made regarding the granting of Awards under the Incentive Plan.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the approval of the Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE VIRGINIA CAPITAL BANCSHARES, INC. 1999 STOCK-BASED INCENTIVE PLAN.


                   PROPOSAL 3.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Company's Board of Directors has appointed KPMG LLP to be its independent auditors for the Bank and the Company for the fiscal year ending December 31, 1999, subject to ratification of such appointment by the shareholders. Representatives of KPMG LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

     Cherry, Bekaert & Holland, L.L.P. ("Cherry Bekaert") was previously the principal accountants for the Company since being organized by the Bank in connection with the Bank's conversion from mutual to stock form, which was consummated on December 23, 1998. On March 23, 1999, that firm's appointment as principal accountants was terminated by the Company. The decision to change accountants was approved by the Board of Directors. In connection with the audits of the two fiscal years ended December 31, 1998 and the subsequent period through March 23, 1999, there were no disagreements with Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their opinion. In addition, such financial statements contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. On March 23, 1999, the Company engaged KPMG LLP as the Company's principal accountants.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "FOR" ratification of the appointment of KPMG LLP as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                            ADDITIONAL INFORMATION

Shareholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than January 20, 2000 Any such proposal will be subject to 17 C.F.R. (S) 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at a Special or Annual Meeting

     The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

     A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO PEGGY J. NEWMAN, VIRGINIA CAPITAL BANCSHARES, INC., 400 GEORGE STREET, FREDERICKSBURG, VIRGINIA 22404.

                                    By Order of the Board of Directors

                                    /s/ Peggy J. Newman
                                    ---------------------------
                                    Peggy J. Newman
                                    Corporate Secretary

Fredericksburg, Virginia
May 20, 1999



          YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN
             PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
            MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY
              RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A
                       VIRGINIA CAPITAL BANCSHARES, INC.
                        1999 STOCK-BASED INCENTIVE PLAN

1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

     (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (d)  "Bank" means Fredericksburg Savings Bank

     (e)  "Board of Directors" means the board of directors of the Holding
Company.

     (f) "Change in Control" of the Holding Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

     (g)  "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j)  "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (l) "Effective Date" means the earlier of the date the Plan is approved by shareholders or December 23, 1999.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

          (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

          (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The
                                         -----------------------
Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (q) "Holding Company" means Virginia Capital Bancshares, Inc.

     (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of
Section 422 of the Code.

     (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

     (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

     (v)  "Participant" means any person who holds an outstanding Award.

     (w) "Performance Award" means an Award granted to a Participant pursuant to Section 9 of the Plan.

     (x) "Plan" means this Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan.

     (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

     (z)  "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

     (aa) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

     (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

     (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.   ADMINISTRATION.
     --------------

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

     (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.   TYPES OF AWARDS AND RELATED RIGHTS.
     ----------------------------------

     The following Awards may be granted under the Plan:

     (a)  Non-Statutory Stock Options.
     (b)  Incentive Stock Options.
     (c)  Stock Awards.

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 1,596,672, which number shall not exceed 14% of the shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 1,140,480 which number shall not exceed 10% of the shares of Common Stock as of the Effective Date. The maximum number of the shares reserved for Stock Awards is 456,192 which number shall not exceed 4% of the shares of Common Stock as of the Effective Date. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.   ELIGIBILITY.
     -----------

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a)  Exercise Price. The Committee shall determine the Exercise Price of
          --------------
each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b)  Terms of Non-statutory Stock Options. The Committee shall determine
          ------------------------------------
the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

     (c)  Non-Transferability. Unless otherwise determined by the Committee in
          -------------------
accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the Fredericksburg Savings Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

     (d)  Termination of Employment or Service (General). Unless otherwise
          ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (e)  Termination of Employment or Service (Retirement). In the event of a
          -------------------------------------------------
Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all Non-Statutory Stock Options that were not exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

     (f)  Termination of Employment or Service (Disability or death). Unless
          ----------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (g)  Termination of Employment or Service (Change in Control). Unless
          --------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, whether such termination is actual, constructive, or otherwise, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of one (1) year following the date of such termination.

     (h)  Termination of Employment or Service (Termination for Cause). Unless
          ------------------------------------------------------------
otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (i)  Payment. Payment due to a Participant upon the exercise of a Non-
          -------
Statutory Stock Option shall be made in the form of shares of Common Stock.

     (j)  Maximum Individual Award. No individual Employee shall be granted an
          ------------------------
amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a)  Exercise Price. The Committee shall determine the Exercise Price of
          --------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b)  Amounts of Incentive Stock Options. To the extent the aggregate Fair
          ----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c)  Terms of Incentive Stock Options. The Committee shall determine the
          --------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of

Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

     (d)  Non-Transferability. No Incentive Stock Option shall be transferable
          -------------------
except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

     (e)  Termination of Employment (General). Unless otherwise determined by
          -----------------------------------
the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (f)  Termination of Employment (Retirement). In the event of a
          --------------------------------------
Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all Incentive Stock Options that were not otherwise exercisable by the Participant as of such date shall continue to become exercisable in accordance with the terms of the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Options to the extent the Participant exercises such Option more than three (3) months following the Date of the Participant's Retirement.

     (g)  Termination of Employment (Disability or Death). Unless otherwise
          -----------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (h)  Termination of Employment (Change in Control). Unless otherwise
          ---------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (i)  Termination of Employment (Termination for Cause). Unless otherwise
          -------------------------------------------------
determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (j)  Payment. Payment due to a Participant upon the exercise of an
          -------
Incentive Stock Option shall be made in the form of shares of Common Stock.

     (k)  Maximum Individual Award. No individual Employee shall be granted an
          ------------------------
amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

     (l)  Disqualifying Dispositions. Each Award Agreement with respect to an
          --------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.   STOCK AWARDS.
     ------------

     The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a)  Grants of the Stock Awards. Stock Awards may only be made in whole
          --------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b)  Terms of the Stock Awards. The Committee shall determine the dates on
          -------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

     (c)  Termination of Employment or Service (General). Unless otherwise
          ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

     (d)  Termination of Employment or Service (Retirement). In the event of a
          -------------------------------------------------
Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

     (e)  Termination of Employment or Service (Disability or death). Unless
          ----------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

     (f)  Termination of Employment or Service (Change in Control). Unless
          --------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to a Change in Control any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

     (g)  Termination of Employment or Service (Termination for Cause). Unless
          ------------------------------------------------------------
otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (h)  Maximum Individual Award. No individual Employee shall be granted an
          ------------------------
amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

     (i)  Issuance of Certificates. Unless otherwise held in Trust and
          ------------------------
registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and Virginia Capital Bancshares, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Virginia Capital Bancshares, Inc. located at 400 George Street, Fredericksburg, VA 22404

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

     (j)  Non-Transferability. Except to the extent permitted by the Code, the
          -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

          (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

          (iii) If a recipient of a Stock Award is subject to the provisions of
                Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (k)  Accrual of Dividends. To the extent Stock Awards are held in Trust
          --------------------
and registered in the name of the Trustee, unless otherwise specified by the Trust Agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

     (l)  Voting of Stock Awards. After a Stock Award has been granted but for
          ----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

     (m)  Payment. Payment due to a Participant upon the redemption of a Stock
          -------
Award shall be made in the form of shares of Common Stock.

9.   PERFORMANCE AWARDS.
     ------------------

     (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

     (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

     (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

     (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

     (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

10.  DEFERRED PAYMENTS.
     -----------------

     The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.  METHOD OF EXERCISE OF OPTIONS.
     -----------------------------

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.  RIGHTS OF PARTICIPANTS.
     ----------------------

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 14 shall be subject to required approval by the Office of Thrift Supervision.

15.  TAXES.
     -----

     (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

     (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the

Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

16.  NOTIFICATION UNDER SECTION 83(b).
     --------------------------------

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.  AMENDMENT OF THE PLAN AND AWARDS.
     --------------------------------

     (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

     (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

          (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

          (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

     (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

18.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Plan shall become effective upon approval by the Holding Company's shareholders in accordance with OTS and Internal Revenue Service ("IRS") regulations or December 23, 1999, whichever is earlier. The failure to obtain shareholder approval will not effect the validity of the Plan and any Awards made under the Plan; provided, however, that if the Plan is not approved by stockholders in accordance with IRS regulations, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-Statutory Stock Options and any Award intended to comply with Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

19.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards (is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

21.  TREATMENT OF UNVESTED, UNEXERCISED, OR NON-EXERCISABLE AWARDS UPON A CHANGE
     ---------------------------------------------------------------------------
IN CONTROL.
-----------

     In the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

          (i) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan; or

          (ii) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Award granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or, only if the Committee determines that neither of the alternatives set forth in clauses (i) or (ii) are legally available,

          (iii) Replace the Awards with a cash payment under an incentive plan, program, or other arrangement of the successor entity that preserves the economic value of the Awards and makes any such cash payment subject to the same vesting or exercisability schedule applicable to such Awards.

     (b) The determination of comparability of Awards offered by a successor entity under clause (ii) of paragraph (a) above shall be made by the Committee, and the Committee's determination shall be conclusive and binding.

22.  COMPLIANCE WITH OFFICE OF THRIFT SUPERVISION REGULATIONS.
     --------------------------------------------------------

      Notwithstanding any other provision contained in this Plan:

     (a) No Award under the Plan shall be made which would be prohibited by 12 CFR (S)563b.3(g)(4);

     (b) Unless the Plan is approved by a majority vote of the outstanding shares of the total votes eligible to be cast at a duly called meeting of stockholders to consider the Plan, as required by 12 CFR
          (S)563b.3(g)(4)(vii), the Plan shall not become effective or implemented prior to one year from the date of the Bank's conversion from mutual to stock form ("Conversion").

     (c) No Option or Stock Award granted prior to one year from the date of the Bank's Conversion shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock

          Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability;

     (d) No Option or Stock Award granted to any individual Employee prior to one year from the date of the Bank's Conversion may exceed 25% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan;

     (e) No Option or Stock Award granted to any individual Outside Director prior to one year from the date of the Bank's Conversion may exceed 5% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan; and

     (f) The aggregate amount of Option or Stock Award granted to all Outside Directors prior to one year from the date of the Bank's Conversion may not exceed 30% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan.

                                 REVOCABLE PROXY
                       VIRGINIA CAPITAL BANCSHARES, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

                                 June 25, 1999
                            10:00 a.m. Eastern Time
                        _______________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of the Board of Directors of Virginia Capital Bancshares, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on June 25, 1999, at 10:00 a.m. Eastern Time, at the Sheraton Inn, 2801 Plank Road (I-95 and Route
3), Fredericksburg, Virginia, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:


     1. The election as directors of all nominees listed (except as marked to the contrary below).

                 Ronald G. Beck           William M. Anderson, Jr.        Ernest N. Donahoe, Jr.

                                                                                  FOR ALL
                 FOR                      VOTE WITHHELD                           EXCEPT
                 ---                      -------------                           ------
                 [_]                           [_]                                  [_]

     INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

________________________________________________________________________________


     2. The approval of the Virginia Capital Bancshares, Inc. 1999 Stock-Based Incentive Plan.

          FOR                         AGAINST                ABSTAIN
          ---                         -------                -------
          [_]                           [_]                    [_]


     3. The ratification of the appointment of KPMG LLP as independent auditors of Virginia Capital Bancshares, Inc. for the fiscal year ending December 31, 1999.

          FOR                         AGAINST                ABSTAIN
          ---                         -------                -------
          [_]                           [_]                    [_]

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated May 20, 1999 and of the Annual Report to Shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                    Dated:___________________________



                                    ________________________________
                                    SIGNATURE OF SHAREHOLDER



                                    ________________________________
                                    SIGNATURE OF SHAREHOLDER



                         _____________________________


           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.